UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 17, 2008

THE AES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-12291	54-1163725
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification Number)

4300 Wilson Boulevard, Suite 1100,
Arlington, Virginia		22203
(Address of principal executive offices)		(zip code)

Registrant’s telephone number, including area code: (703) 522-1315

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of Directors

On December 12, 2008, the Board of Directors (the “Board”) of The AES Corporation (the “Company”) appointed John B. (Jay) Morse Jr. to the Board and to the Financial Audit Committee of the Board.

Mr. Morse will participate in the non-employee director compensation arrangements described in the Company’s 2008 annual proxy statement filed with the Securities and Exchange Commission on March 21, 2008. Also, consistent with initial grants previously offered to certain non-employee directors of the Company, Mr. Morse will receive an initial grant consisting of deferred stock units and/or stock options valued at $40,000.

On December 17, 2008, the Company issued a press release announcing the appointment of Mr. Morse. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description
99.1	Press release, dated as of December 17, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE AES CORPORATION
(Registrant)

		By:	/s/ Brian A. Miller
			Name:	Brian A. Miller
			Title:	Executive Vice President and General
Counsel

Date:	December 17, 2008

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated December 17, 2008